SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 18, 1999
                        (Date of earliest event reported)



                               EXTECH CORPORATION
               (Exact name of Registrant as specified in charter)



        Delaware                 0-1665                      36-2476480
(State or other           (Commission File No.)     (IRS Employer Identification
jurisdiction incorporation)                          Number)

                 90 Merrick Avenue, East Meadow, New York 11554
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 794-6300











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Item 5. Other Events

     On January 18, 1999, EXTECH Corporation issues a press release (the "Press Release") announcing that it had entered into a letter of intent with respect to a private placement of between $1,500,000 and $2,000,000 in equity securities. The letter of intent is more particularly described in the Press Release, which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release, dated January 18, 1999



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EXTECH CORPORATION


Dated: January 19, 1999                      By:/s/ Morton L. Certilman
                                                -------------------------------
                                                Morton L. Certilman
                                                President

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